SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2004

DTLL, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-30608	41-1279182
(Commission File Number)	(IRS Employer Identification No.)

701 Xenia Avenue S.
Suite 130
Golden Valley, Minnesota 55416
(Address of Principal Executive Offices and Zip Code)

(763) 923 2266
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        On October 15, 2004, DTLL, Inc. (the “Company”) announced in a press release the termination of the Company’s Letter of Intent with Apollo Diamond, Inc., and Apollo Nano-Diamond Corporation to enter into a Cooperative Technology Agreement. The full text of the press release is set forth in Exhibit 99.1 attached hereto and incorporated in this Current Report as if fully set forth herein.

Item 9.01    Financial Statements and Exhibits

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

99.1 Press release dated October 15, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DTLL, INC.
Date: October 15, 2004	By	/s/ Russell G. Felten

Russell G. Felten Chief Executive Officer

EXHIBIT INDEX

DTLL, Inc.
Form 8-K Current Report

Exhibit Number	Description

99.1	Press release dated October 15, 2004